EXHIBIT 10.11.7
LETTER WAIVER
Dated as of March 6, 2006
To the banks, financial institutions
      and other institutional lenders
      (collectively, the “Lenders”)
      parties to the Credit Agreement
      referred to below and to Bank of
      America, N.A., as agent (the “Agent”)
      for the Lenders
Ladies and Gentlemen:
     We refer to the Credit Agreement dated as of January 10, 2005 (as amended, the “Credit Agreement”) among Cricket Communications, Inc., as Borrower (the “Borrower”), Leap Wireless International, Inc. (“Holdings”), as a guarantor, and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.
     As previously disclosed to the Lenders, Holdings is restating (i) the financial information for the five months ended December 31, 2004 included in its historical consolidated financial statements and (ii) its historical consolidated financial statements for the interim periods ended September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 (collectively, the “Prior Financial Statements”), as a result of the identification of certain errors related to Holdings’ accounting for income taxes.
     The restatements result from: (i) errors in the calculation of the tax bases of certain wireless licenses and deferred taxes associated with tax deductible goodwill; (ii) errors in the accounting for the release of the valuation allowance on deferred tax assets recorded in fresh-start reporting; and (iii) the determination that the netting of deferred tax assets associated with wireless licenses against deferred tax liabilities associated with wireless licenses was not appropriate, as well as the resulting error in the calculation of the valuation allowance on the license-related deferred tax assets.
     We hereby request that you waive, by counter-signing this Letter Waiver, any Default and any Event of Default arising under Sections 8.01(b) or 8.01(d) of the Credit Agreement caused by (a) the failure of any representation or warranty in Sections 4.02, 5.05(b) or 5.15 of the Credit Agreement, Section 4 of Amendment No. 1 to the Credit Agreement dated as of July 22, 2005 or in any Compliance Certificate to have been true and correct in all material respects when made, (b) the failure of any certification or statement of fact made by the Grantors as to the existence and continuation of a Default in connection with the release of Collateral from

2

security interests to have been true and correct in all material respects when made or (c) a breach of Sections 6.01 or 6.09 of the Credit Agreement (in each case with respect to the Prior Financial Statements), in each case to the extent that such Default or Event of Default results from errors related to the accounting for income taxes in such Prior Financial Statements that are so restated; provided, that in no event shall any waiver in this Letter Waiver be effective if (x) net income for the five months ended December 31, 2004 or for the nine months ended September 30, 2005 as reflected in the restated financial statements decreases from the amount shown for net income in the corresponding Prior Financial Statements for such period or (y) total liabilities as of the nine months ended September 30, 2005 as reflected in the restated financial statements at such date are more than $110.0 million in excess of the amount shown for total liabilities in the corresponding Prior Financial Statements at such date. For the avoidance of doubt, none of the waivers set forth in this Letter Waiver shall be construed as a waiver of compliance with any of the covenants set forth in Section 7.10 of the Credit Agreement, whether or not any such non-compliance results from or relates to an Event of Default specifically waived herein.
     From and after the effectiveness of this Letter Waiver and the delivery of any restatement of any Prior Financial Statements contemplated by the preceding paragraphs, the parties hereto agree that any representation or warranty relating to the Prior Financial Statements (or to any report, information, certificate or schedule to the extent based thereon) made or deemed to be made by a Loan Party pursuant to the terms of the Loan Documents shall be deemed to refer to such Prior Financial Statements as so restated (or to such report, information, certificate or schedule, which shall be deemed to have been amended by such Prior Financial Statements as so restated). The delivery of any restatement of any Prior Financial Statements shall be deemed to constitute a making by Holdings of each of the representations and warranties contained in Sections 5.05(b) and 5.15 of the Credit Agreement with respect to such Prior Financial Statements as so restated.
     This Letter Waiver shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver, and the consent attached hereto executed by each Grantor. The effectiveness of this Letter Waiver is conditioned upon the accuracy of the factual matters described herein. This Letter Waiver is subject to the provisions of Section 10.03 of the Credit Agreement.
     The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waivers specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
     If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, Attention: Monica Holland, telecopier number: 646-848-5338.
     This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.
[SIGNATURE PAGE FOLLOWS]

     This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

CRICKET COMMUNICATIONS, INC.

By	/s/ Stefan C. Karnavas Name: Stefan C. Karnavas
Title: Vice President and Treasurer

LEAP WIRELESS INTERNATIONAL, INC.

By	/s/ Stefan C. Karnavas Name: Stefan C. Karnavas
Title: Vice President and Treasurer

Agreed as of the date first above written:

BANK OF AMERICA, N.A.,
as Agent and as Lender

By	/s/ Scott Conner
Name: Scott Conner
Title: Vice President

[NAME OF LENDER]

By	Name:
Title:
[FORM OF SIGNATURE PAGE EXECUTED BY REQUIRED LENDERS]
CONSENT
Dated as of March 6, 2006
     Each of the undersigned, as Guarantor under the Subsidiary Guaranty dated January 10, 2005 (the “Subsidiary Guaranty”) and as Grantor under the Security Agreement dated January 10, 2005 (the “Security Agreement”), each in favor of the Agent, for its benefit and the benefit of the Secured Parties referred to in the Credit Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Waiver, each of the Subsidiary Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).
BACKWIRE.COM, INC.
TELEPHONE ENTERTAINMENT NETWORK, INC.
CHASETEL LICENSEE CORP.
CRICKET LICENSEE (ALBANY), INC.
CRICKET LICENSEE (COLUMBUS), INC.
CRICKET LICENSEE (DENVER) INC.
CRICKET LICENSEE (LAKELAND) INC.
CRICKET LICENSEE (MACON),INC.
CRICKET LICENSEE (NORTH CAROLINA) INC.
CRICKET LICENSEE (PITTSBURGH) INC.
CRICKET LICENSEE (REAUCTION), INC.
CRICKET LICENSEE I, INC.
CRICKET LICENSEE II, INC.
CRICKET LICENSEE III, INC.
CRICKET LICENSEE IV, INC.
CRICKET LICENSEE V, INC.
CRICKET LICENSEE VI, INC.
CRICKET LICENSEE VII, INC.
CRICKET LICENSEE VIII, INC.
CRICKET LICENSEE IX, INC.
CRICKET LICENSEE X, INC.
CRICKET LICENSEE XII, INC.
CRICKET LICENSEE XIII, INC.
CRICKET LICENSEE XIV, INC.
CRICKET LICENSEE XV, INC.
CRICKET LICENSEE XVI, INC.
CRICKET LICENSEE XVII, INC.
CRICKET LICENSEE XVIII, INC.
CRICKET LICENSEE XIX, INC.
CRICKET LICENSEE XX, INC.
CRICKET HOLDINGS DAYTON, INC.

MCG PCS LICENSEE CORPORATION, INC.
CHASETEL REAL ESTATE HOLDING COMPANY, INC.
CRICKET ALABAMA PROPERTY COMPANY
CRICKET ARIZONA PROPERTY COMPANY
CRICKET ARKANSAS PROPERTY COMPANY
CRICKET CALIFORNIA PROPERTY COMPANY
CRICKET COLORADO PROPERTY COMPANY
CRICKET FLORIDA PROPERTY COMPANY
CRICKET GEORGIA PROPERTY COMPANY, INC.
CRICKET IDAHO PROPERTY COMPANY
CRICKET ILLINOIS PROPERTY COMPANY
CRICKET INDIANA PROPERTY COMPANY
CRICKET KANSAS PROPERTY COMPANY
CRICKET KENTUCKY PROPERTY COMPANY
CRICKET MICHIGAN PROPERTY COMPANY
CRICKET MINNESOTA PROPERTY COMPANY
CRICKET MISSISSIPPI PROPERTY COMPANY
CRICKET NEBRASKA PROPERTY COMPANY
CRICKET NEVADA PROPERTY COMPANY
CRICKET NEW MEXICO PROPERTY COMPANY
CRICKET NEW YORK PROPERTY COMPANY, INC.
CRICKET NORTH CAROLINA PROPERTY COMPANY
CRICKET OHIO PROPERTY COMPANY
CRICKET OKLAHOMA PROPERTY COMPANY
CRICKET OREGON PROPERTY COMPANY
CRICKET PENNSYLVANIA PROPERTY COMPANY
CRICKET TEXAS PROPERTY COMPANY
CRICKET UTAH PROPERTY COMPANY
CRICKET WASHINGTON PROPERTY COMPANY
CRICKET WISCONSIN PROPERTY COMPANY
LEAP PCS MEXICO, INC.

By	/s/ Stefan C. Karnavas
Name: Stefan C. Karnavas
Title: Vice President and Treasurer